EXHIBIT 99.1

Leading Independent Proxy Advisory Firm Glass Lewis Endorses Aptose Plan of Arrangement

Shareholders are Recommended to Vote “FOR” the Aptose Biosciences
Proposed Plan of Arrangement with Hanmi Pharmaceutical

Shareholders are Reminded of Voting Deadline for Upcoming Special Meeting

SAN DIEGO and TORONTO, March 23, 2026 (GLOBE NEWSWIRE) --  Aptose Biosciences Inc. (“Aptose” or the “Company”) (TSX: APS; OTC: APTOF) is pleased to announce that Glass, Lewis & Co. (“Glass Lewis”), a leading independent proxy advisory firm, has recommended that Aptose shareholders (the “Shareholders”) vote “FOR” a special resolution (the “Arrangement Resolution”) to approve the previously announced arrangement (the “Arrangement”) pursuant to which Hanmi Pharmaceutical Co. Ltd. (“Hanmi”) and HS North America Ltd., a wholly owned subsidiary of Hanmi (“Hanmi Purchaser” and together with Hanmi, the “Hanmi Purchasers”), will acquire all of the issued and outstanding common shares of Aptose (“Common Shares”) that are not currently owned or controlled by the Hanmi Purchasers or their respective affiliates.

Glass Lewis also recommended approval of a continuance that will result in the Company continuing from a corporation governed under the Canada Business Corporations Act (“CBCA”) to a corporation continued under the Business Corporations Act (Alberta) (“ABCA”) (the “Continuance”).

YOUR VOTE IS IMPORTANT – PLEASE VOTE “FOR” TODAY
The Proxy Voting Deadline is 11:00 a.m. (EST) on Friday, March 27, 2026

Vote Today

Shareholders are reminded to submit their proxies ahead of the proxy voting deadline. The proxy voting deadline is 11:00 a.m. (Eastern time) on Friday, March 27, 2026. Shareholders are encouraged to vote well in advance of the deadline to ensure their vote is submitted in a timely manner.

Details of the Meeting

A special meeting of Shareholders to seek approval of the Arrangement and the Continuance (the “Meeting”), has been reconvened to March 31, 2026 at 11:00 a.m. (EST) (the “Reconvened Meeting”). The Reconvened Meeting will be held virtually via live audio webcast at https://meetings.lumiconnect.com/400-581-122-608. The Meeting was postponed to address comments raised by the United States Securities and Exchange Commission (“SEC”) on the Company’s transaction statement on Schedule 13E-3, as amended. The record date for the Reconvened Meeting was the close of business on February 24, 2026.

Aptose has prepared and filed with the SEC a definitive proxy statement for the Reconvened Meeting (the “Proxy Statement”). A copy of the Proxy Statement has been mailed to all Shareholders of the Company. The Proxy Statement, form of proxy, letter of transmittal, as well as Schedule 13E-3, as amended, will also be available for download under Aptose’s profile on SEDAR+ at www.sedarplus.ca and EDGAR at www.sec.gov.

On December 12, 2025, Aptose obtained an interim order from the Court of King’s Bench of Alberta (the “Court”) authorizing the holding of the Meeting and matters relating to the conduct of the Meeting.

All Shareholders who wish to attend the Reconvened Meeting must follow the procedures set out in the Proxy Statement. Shareholders who are unable to attend the Reconvened Meeting are strongly encouraged to complete, date, sign and return the form of proxy (in the case of registered Shareholders) or voting instruction form (in the case of non-registered Shareholders) provided with the meeting materials so that as many Shareholders as possible are represented and vote at the Reconvened Meeting.

Aptose Board Recommendation

Aptose’s Special Transaction Committee and Board of Directors unanimously recommend that the Shareholders vote FOR the special resolutions approving the Continuance and the Arrangement Resolution at the Reconvened Meeting.

The completion of the Transaction is subject to satisfaction of customary closing conditions, including Court approval and approval of the TSX.

Shareholder Questions & Voting Assistance

Aptose has retained Morrow Sodali (Canada) Ltd. (“Sodali & Co”) to assist the Company in connection with shareholder communications and proxy solicitation. Shareholders who have questions or require voting assistance may contact Sodali & Co at:

Call Toll-Free (North America): 1-833-711-4830
Call Collect Outside North America: 1-289-695-3075
Email: assistance@investor.sodali.com

About Aptose

Aptose Biosciences Inc. is a clinical-stage biotechnology company committed to developing precision medicines addressing unmet medical needs in oncology, with an initial focus on hematology. The Company’s small molecule cancer therapeutics pipeline includes products designed to provide single agent efficacy and to enhance the efficacy of other anti-cancer therapies and regimens without overlapping toxicities. The Company’s lead clinical-stage compound TUS is an oral kinase inhibitor that has demonstrated activity as a monotherapy and in combination therapy in patients with relapsed or refractory AML and is being developed as a frontline triplet therapy in newly diagnosed AML. For more information, please visit www.aptose.com.

Forward Looking Statements

This news release contains “forward-looking information” and “forward-looking statements” (collectively, “forward-looking information”) within the meaning of applicable securities laws. This information includes, but is not limited to, statements concerning our objectives, our strategies to achieve those objectives, as well as statements made with respect to management’s beliefs, plans, estimates, projections and intentions, and similar statements concerning anticipated future events, results, circumstances, performance or expectations that are not historical facts. In some cases, forward-looking information can be identified by the use of forward-looking terminology such as “expects”, “estimates”, “outlook”, “forecasts”, “projection”, “prospects”, “intends”, “anticipates”, “believes”, or variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “would”, “might”, “will”, “will be taken”, “occur” or “be achieved”. In addition, any statements that refer to expectations, intentions, projections or other characterizations of future events or circumstances contain forward-looking information. Statements containing forward-looking information are not historical facts but instead represent management’s expectations, estimates and projections regarding future events or circumstances. Forward-looking information in this news release include, among other things, statements relating to the Arrangement and the Continuance, the Meeting, closing conditions and various other steps to be completed in connection with the Arrangement.

Risks and uncertainties related to the transactions contemplated by the Transaction include, but are not limited to: the possibility that the Transaction will not be completed on the terms and conditions, or on the timing, currently contemplated, and that it may not be completed at all, due to a failure to obtain or satisfy, in a timely manner or otherwise, required regulatory, shareholder and Court approvals and other conditions to the completion of the Transaction or for other reasons; the risk that competing offers or acquisition proposals will be made; the negative impact that the failure to complete the Transaction for any reason could have on the price of the common shares of Aptose or on the business of Aptose; Hanmi Purchasers’ failure to pay the cash consideration at completion of the Transaction; the business of Aptose may experience significant disruptions, including loss of employees due to transaction related uncertainty, industry conditions or other factors; risks relating to employee retention; the risk of regulatory changes that may materially impact the business or the operations of Aptose; risks related to the diversion of management’s attention from Aptose’s ongoing business operations while the Transaction is pending; and other risks and uncertainties affecting Aptose, including those described in filings and reports Aptose may make from time to time with the Canadian securities authorities. Although we have attempted to identify important risk factors that could cause actual results to differ materially from those contained in forward-looking information, there may be other risk factors not presently known to us or that we presently believe are not material that could also cause actual results or future events to differ materially from those expressed in such forward-looking information. There can be no assurance that such information will prove to be accurate, as actual results and future events could differ materially from those anticipated in such information. No forward-looking statement is a guarantee of future results. Accordingly, you should not place undue reliance on forward-looking information, which speaks only as of the date made. The forward-looking information contained in this news release represents the Company’s expectations as of the date of this news release (or as the date they are otherwise stated to be made) and are subject to change after such date. However, the Company disclaims any intention or obligation or undertaking to update or revise any forward-looking information whether as a result of new information, future events or otherwise, except as required under applicable securities laws in Canada. All of the forward-looking information contained in this news release is expressly qualified by the foregoing cautionary statements.

This announcement is for informational purposes only and does not constitute an offer to purchase or a solicitation of an offer to sell, or an offer to sell or a solicitation of an offer to buy, common shares of Aptose.

For further information, please contact:

Aptose Biosciences Inc.
Susan Pietropaolo
Corporate Communications & Investor Relations
201-923-2049
spietropaolo@aptose.com